UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2005


                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)



         MAINE                        01-28190                   01-0413282
(State or other jurisdiction         (Commission                (IRS employer
     of incorporation)               File Number)            Identification No.)


            Two Elm Street, Camden, Maine                         04843
       (Address of principal executive offices)                 (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

Camden National Corporation issues a press release on January 25, 2005, announcing earnings for the fourth quarter and full year of 2004.


Item 9.01 - Financial Statements and Exhibits

     (c)  Exhibits.

          99.1  Fourth quarter and full year 2004 earnings press release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

             CAMDEN NATIONAL CORPORATION


             By:    /s/ Gregory A. Dufour                 Date: January 25, 2005
                   -----------------------------------
                   Gregory A. Dufour
                   Chief Banking Officer and Principal
                   Financial & Accounting Officer